Q3 2017 EARNINGS CALL PRESENTATION August 8, 2017 Todd Renehan Chief Executive Officer Rick Weller Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2017 third quarter.

Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer 2 Wesco Aircraft – Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “accelerate,” “address,” “believe,” “commit,” “continue,” “develop,” “drive,” “expect,” “explore,” “fix,” “focus,” “forecast,” “future,” “goal,” “grow,” “improve,” “increase,” “initiate,” “initiative,” “need to,” “opportunity,” “outlook,” “plan,” “reduce,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, and should not consider Adjusted Income from Operations as an alternative to (Loss) Income from Operations, determined in accordance with GAAP, in each case as an indicator of operating performance. Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Constant-Currency Sales and Constant-Currency Sales Excluding Large Commercial Contract to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Addressing Performance Issues – First 90 Days 3 Overall Approach People/Culture Top Customers and Suppliers Financial Renewed customer-first focus Greater communications/transparency Call-to-action issued across company Meetings with top customers/suppliers Rebuilding partnerships/relationships Addressing issues – seeing progress Detailed review of financial results Daily revenue, margin, cash tracking Leading indicators for quicker action Organization Redesign Inventory Improvement Plan Development Reorganized structure for better service Improve teamwork, accountability Speed-up decision making Right balance – all products/contracts Stronger sales/procurement connection Identified buying practice breakdowns Identified areas for improvement Focused on four key areas Goals, initiatives, metrics Wesco Aircraft – Investor Relations Greater Teamwork/Collaboration Relentless Customer Focus Sense of Urgency Increase Intensity Bias for Action Improve Financial Performance Transparency Process Aligned to the Business Committed to Wesco’s Future Wesco Aircraft Proprietary Visit www.wescoair.com 3

Addressing Performance Issues – Improvement Plan 4 Wesco Aircraft – Investor Relations Wesco Aircraft Proprietary Visit www.wescoair.com Profitable Growth Improve Margins Procurement Inventory Management Greater Efficiency Reduce Costs Customer Service On-Time Delivery FOUR FOCUS AREAS

Wesco Aircraft Proprietary Visit www.wescoair.com 3Q17 Net Sales Summary 5 Wesco Aircraft – Investor Relations $375.2 $363.9 Q3 2016 Q3 2017 Net Sales ($M) Net sales decrease of 3.0%, due to ad-hoc decline Lower ad-hoc sales of $10M  Primarily execution issues  Changes in customer production schedules Long-term contract sales stable  New contract business increase of ~$20M  Offset by volume declines at key customers and lost business

3Q17 Financial Results 6 Adjusted Diluted Earnings Per Share* * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales Adjusted Income from Operations* Wesco Aircraft – Investor Relations ($M) Dollars in millions, except per share amounts Q3 2016 Q3 2017 Net sales $ 375.2 $ 363.9 (Loss) income from operations $ 40.0 $ (287.2) Net (loss) income per diluted share $ 0.24 $ (2.32) $40.0 $23.9 Q3 2016 Q3 2017 10.7%** 6.6%** $0.29 $0.10 Q3 2016 Q3 2017 Gross margin down 170 bps – lower ad-hoc margins SG&A as % of sales up 240 bps – investments to support growth and improve service; lower sales volumes Adjusted operating margin* decline of 410 bps Goodwill impairment charge of $311M related to North America hardware and chemicals Other income $2.6M transactional FX gain in prior year Excess foreign tax credit valuation allowance of $11M Adjusted EBITDA margin* down 450 bps Wesco Aircraft Proprietary Visit www.wescoair.com

3Q17 Segments – North America 7 Net Sales Adjusted Income from Operations* Wesco Aircraft – Investor Relations ($M) ($M) Dollars in millions Q3 2016 Q3 2017 Net sales 300.9$ 293.0$ (Loss) income from operations 29.3$ (293.5)$ * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales $300.9 $293.0 Q3 2016 Q3 2017 $29.3 $17.6 Q3 2016 Q3 2017 9.7%** 6.0%** Net sales decrease of 2.6%, lower ad-hoc sales Contract sales higher – new business revenue increase partially offset by volume declines at existing customers and lost business SG&A as % of sales up 260 bps – investment to support service and new business; lower sales volumes Gross margin decline of 110 bps – lower ad-hoc margins Adjusted operating margin* down 370 bps Goodwill impairment of $311M Wesco Aircraft Proprietary Visit www.wescoair.com

3Q17 Segments – Rest of World 8 Net Sales Income from Operations $74.3 $70.9 Q3 2016 Q3 2017 $10.8 $6.3 Q3 2016 Q3 2017 14.5%** 8.8%** Net sales decrease of 4.6% Constant-currency sales* down 3.5% Volume declines at existing customers and lost business, partially offset by new business revenue Gross margin down 410 bps – lower ad-hoc margins, favorable inventory adjustments in prior year and higher freight and expedite charges SG&A as % of net sales up 160 bps Operating margin 570 bps lower Wesco Aircraft – Investor Relations ($M) ($M) * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales Wesco Aircraft Proprietary Visit www.wescoair.com

Wesco Aircraft Proprietary Visit www.wescoair.com Financial Summary 9 (Dollars in Millions) June 30, 2017 March 31, 2017 Sept. 30, 2016 At period end: Cash and cash equivalents $57.1 $54.0 $77.1 Accounts receivable, net 264.0 266.7 249.2 Inventories 802.7 774.4 713.5 Accounts payable 175.8 181.2 181.7 Total debt* 861.1 855.3 834.3 Stockholders’ equity 687.8 916.0 882.9 Wesco Aircraft – Investor Relations * Includes current portion of $68.0M and $58.0M at June 30, 2017 and March 31, 2017, respectively.

Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 10 (Dollars in Millions) June 30, 2017 March 31, 2017 June 30, 2016 Quarter ended: Net (loss) income $(229.6) $17.4 $24.0 Adjustments to reconcile to operating cash flow 258.0 10.7 9.6 Working capital change (27.5) (33.8) 18.2 Net cash provided by (used in) operating activities 0.9 (5.7) 51.8 Purchase of property and equipment (2.6) (2.9) (4.0) Free cash flow $(1.7) $(8.6) $47.8 Wesco Aircraft – Investor Relations

APPENDIX

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 12 Wesco Aircraft – Investor Relations ‘‘Adjusted Net Income’’ represents Net (Loss) Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net (Loss) Income before: (i) income tax (benefit) provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) unusual or non-recurring items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Adjusted Income from Operations” represents (Loss) Income from Operations plus the $311.1 million goodwill impairment charge the Company took during the quarter ended June 30, 2017; “Adjusted Operating Margin” represents Adjusted Income from Operations divided by Net Sales. “Constant-Currency Sales” represent net sales for the fiscal 2017 second quarter and year-to-date period translated at the corresponding fiscal 2016 periodical average exchange rates; “Constant- Currency Sales Excluding Large Commercial Contract” represent net sales for the fiscal 2017 second quarter and year-to-date period translated at the corresponding fiscal 2016 periodical average exchange rates, further adjusted to remove sales in the fiscal 2016 second quarter and year-to-date period related to a commercial hardware contract that ended on March 31, 2015. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. Wesco Aircraft utilizes and discusses Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, and should not consider Adjusted Income from Operations as an alternative to (Loss) Income from Operations, determined in accordance with GAAP, in each case as an indicator of operating performance. Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for a reconciliation of Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Constant-Currency Sales and Constant-Currency Sales Excluding Large Commercial Contract to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.

Non-GAAP Financial Information - Adjusted Income form Operations, Adjusted Net Income and Adjusted Earnings Per Share (UNAUDITED)
(Dollars in thousands, except share data)

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Nine Months Ended June 30, 2017	Nine Months Ended June 30, 2016
Net Sales	$ 363,907	$ 375,186	$ 1,067,877	$ 1,111,771
Adjusted Income from Operations				
(Loss) income from operations	$ (287,219)	$ 40,044	$ (228,765)	$ 118,499
Goodwill impairment charge	311,114	—	311,114	—
Adjusted income from opeations	$ 23,895	$ 40,044	$ 82,349	$ 118,499
Adjustted operation margin	6.6%	10.7%	7.7%	10.7%
Adjusted Net Income				
Net (loss) income	$ (229,608)	$ 24,016	$ (199,059)	$ 68,117
Amortization of intangeble assets	3,743	3,945	11,183	11,864
Amortization of deferred financing costs	1,013	1,391	5,136	3,144
Goodwill impairment	311,114	—	311,114	—
Unusual or non-recurring items (1)	1,490	1,377	2,799	3,944
Adjustments for tax effect (2)	(77,763)	(2,259)	(81,626)	(6,382)
Adjusted net income	$ 9,989	$ 28,470	$ 49,547	$ 80,687
Adjusted Basic Earnings Per Share				
Weighted-average number of basic share outstanding	98,869,675	97,929,438	98,558,330	97,511,590
Adjusted net incomer per basic share	$ 0.10	$ 0.29	$ 0.50	$ 0.83
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	98,869,675	98,599,215	98,558,330	98,108,904
Adjusted net income per diluted shares	$ 0.10	$ 0.29	$ 0.50	$ 0.82

(1) Unusual and non-recurring items in the third quarter of fiscal 2017 consisted of business realignment and other expenses of $1.5 million. Unusual and non-recurring items in the third quarter of fiscal 2016 consisted of integration and other related expenses of $0.2 million, as well as business realignment and other expenses of $1.2 million.

Unusual and non-recurring items in the year-to-date period of fiscal 2017 consisted of business realignment and other expenses of $2.8 million. Unusual and non-recurring items in the year-to-date period of fiscal 2016 consisted of integration and other related expenses of $1.2 million, as well as business realignment and other expenses of $2.7 million

(2) The adjustment for tax effect includes a valuation allowance of $10.6 million on deferred tax assets for the third quarter and year-to-date period ended June 30, 2017.

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Non-GAAP Financial Information 14 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations June 30, 2017 June 30, 2016 June 30, 2017 June 30, 2016 North America Net Sales 292,993$ 300,875$ 858,568$ 889,816$ Adjusted Income from Operations (Loss) income from operations (293,489)$ 29,267$ (253,211)$ 86,380$ Goodwill impairment charge 311,114 - 311,114 - Adjusted income from opeations 17,625$ 29,267$ 57,903$ 86,380$ Adjusted operation margin 6.0% 9.7% 6.7% 9.7% Three Months Ended Nine Months Ended Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information Adjusted Income from Operations (UNAUDITED) (Dollars in thousands)

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information - EBITDA and Adjusted EBITDA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,		Nine Months Ended June 30,	
	2017	2016	2017	2016
EBITDA & Adjusted EBITDA				
Net (loss) income	$ (229,608)	24,016	$ (199,059)	$ 68,117
Income taxes (benefit) provision	(66,969)	9,360	(58,946)	26,906
Interest expense, net	9,614	9,325	29,529	27,436
Depreciation and amortization	7,340	6,790	20,812	20,843
EBITDA	(279,623)	49,491	(207,664)	143,302
Goodwill impairment	311,114	—	311,114	—
Unusual or non-recurring items [(1)]	1,490	1,377	2,799	3,944
Adjusted EBITDA	$ 32,981	$ 50,868	$ 106,249	$ 147,246
Adjusted EBITDA margin	9.1%	13.6%	9.9%	13.2%

[(1)] Unusual and non-recurring items in the third quarter of fiscal 2017 consisted of business realignment and other expenses of $1.5 million. Unusual and non-recurring items in the third quarter of fiscal 2016 consisted of integration and other related expenses of $0.2 million, as well as business realignment and other expenses of $1.2 million.

Unusual and non-recurring items in the year-to-date period of fiscal 2017 consisted of business realignment and other expenses of $2.8 million. Unusual and non-recurring items in the year-to-date period of fiscal 2016 consisted of integration and other related expenses of $1.2 million, as well as business realignment and other expenses of $2.7 million.

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Non-GAAP Financial Information 16 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations June 30, 2017 June 30, 2016 Increase / (Decrease) Percent Change June 30, 2017 June 30, 2016 Increase / (Decrease) Percent Change Consolidated Net sales 363,907$ 375,186$ (11,279)$ -3.0% 1,067,877$ 1,111,771$ (43,894)$ -3.9% Currency effects 774 774 23,747 23,747 Constant-currency sales 364,681$ 375,186$ (10,505)$ -2.8% 1,091,624$ 1,111,771$ (20,147)$ -1.8% Large commercial contract - - - - (9,782) 9,782 Constant-currency sales excluding large conmmercial contract 364,681$ 375,186$ (10,505)$ -2.8% 1,091,624$ 1,101,989$ (10,365)$ -0.9% North America Net sales 292,993$ 300,875$ (7,882)$ -2.6% 858,568$ 889,816$ (31,248)$ -3.5% Large commercial contract - - - (9,782) 9,782 Constant-currency sales excluding large conmmercial contract 292,993$ 300,875$ (7,882)$ -2.6% 858,568$ 880,034$ (21,466)$ -2.4% Rest of World Net sales 70,914$ 74,311$ (3,397)$ -4.6% 209,309$ 221,955$ (12,646)$ -5.7% Currency effects 774 - 774 23,747 - 23,747 Constant-currency sales 71,688$ 74,311$ (2,623)$ -3.5% 233,056$ 221,955$ 11,101$ 5.0% Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended Nine Months Ended

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